Exhibit (d)(15)

IVY FUNDS

APPENDIX B TO INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Asset Strategy Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Asset Strategy New Opportunities Fund (Effective February 11, 2010)
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Balanced Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion	0.50% of net assets

Ivy Cundill Global Value Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Dividend Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Emerging Markets Equity Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Energy Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy European Opportunities Fund
Net Assets	Fee
Up to $250 million	0.90% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million	0.75% of net assets

Ivy Global Bond Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Ivy Global Equity Income Fund (Effective June 4, 2012)
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Global Income Allocation Fund (name change effective June 4, 2012)
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Global Natural Resources Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Global Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion	0.84% of net assets

Ivy Global Risk-Managed Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion	0.84% of net assets

Ivy High Income Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Ivy International Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy International Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy Large Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Limited-Term Bond Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets

Ivy Managed European/Pacific Fund

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Managed International Opportunities Fund

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Micro Cap Growth Fund

Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion	0.86% of net assets

Ivy Mid Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Money Market Fund

A cash fee computed each day on net asset value for the Fund at the annual rate of 0.40% of net assets.

Ivy Municipal Bond Fund

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Municipal High Income Fund (Effective May 18, 2009)
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Real Estate Securities Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion	0.80% of net assets

Ivy Science & Technology Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Small Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Small Cap Value Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Tax-Managed Equity Fund (Effective May 18, 2009)
Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion	0.50% of net assets

Ivy Value Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Amended and Effective May 18, 2009 with respect to addition of Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund; Amended and Effective February 11, 2010 with respect to addition of Ivy Asset Strategy New Opportunities Fund; Amended and Effective January 24, 2011 with merger of Ivy Mortgage Securities Fund into Ivy Bond Fund; Amended and Effective June 13, 2011 with respect to merger of Ivy Capital Appreciation Fund into Ivy Large Cap Growth Fund; Amended and Effective June 4, 2012 with respect to addition of Ivy Global Equity Income Fund and name change of Ivy International Balanced Fund to Ivy Global Income Allocation Fund; Amended and Effective February 26, 2013 with respect to addition of Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund; Amended and Effective November 12, 2013 with respect to name change of Ivy Pacific Opportunities Fund to Ivy Emerging Markets Equity Fund.